Filed Pursuant to Rule 497
File No. 333-175624

Maximum Offering of 150,000,000 Shares of Common Stock

Sierra Income Corporation

Common Stock

Supplement No. 7 dated September 17, 2013

to

Prospectus dated April 30, 2013

This Supplement No. 7 contains information which amends, supplements, or modifies certain information contained in the Prospectus of Sierra Income Corporation (the “Company”) dated April 30, 2013 (the “Prospectus”), Supplement No. 1 to the Prospectus dated May 16, 2013, Supplement No. 2 to the Prospectus dated May 31, 2013, Supplement No. 3 to the Prospectus dated June 18, 2013, Supplement No. 4 to the Prospectus dated June 28, 2013, Supplement No. 5 to the Prospectus dated July 1, 2013 and Supplement No. 6 to the Prospectus dated July 23, 2013.

You should carefully consider the “Risk Factors” beginning on page 28 of the Prospectus before you decide to invest.

Status of Our Offering and Investment Activity

Since commencing operations, we have raised a total of approximately $90.0 million, which includes the issuance of 1,108,033.24 shares of our common stock to SIC Advisors LLC (“SIC Advisors”) in exchange for gross proceeds of $10 million immediately following the effectiveness of our registration statement. As of September 16, 2013, we have combined proceeds, as well as a modest amount of leverage through a prime brokerage account with Barclays Capital Inc., to invest $98.2 million across 47 transactions, the details of which are listed below.

Company	Sector	Security Type	Maturity	Interest Rate *	Principal Amount ($’MM)
Aderant North America, Inc.	Electronics	Senior Secured Second Lien Term Loan	6/20/2019	10.000%	$0.45
Alcatel-Lucent USA, Inc.	Communications	Senior Secured First Lien Term Loan	1/30/2019	7.250%	1.00
ALG USA Holdings, Inc.	Travel and Entertainment	Senior Secured Second Lien Term Loan	2/28/2020	10.250%	2.00
American Apparel, Inc.	Retail Stores	Senior Secured Note	4/15/2020	13.000%	2.50
Associated Asphalt Partners LLC	Business Services	Senior Secured Note	2/15/2018	8.500%	5.00
Atkore International, Inc.	Mining, Steel, Iron, and Nonprecious Metals	Senior Secured Note	1/1/2018	9.875%	0.75
Bon-Ton Stores, Inc.	Retail Stores	Senior Secured Note	7/15/2017	10.625%	1.70
Caesars Entertainment Operating Co., Inc.	Gaming	Senior Secured Note	6/1/2017	11.250%	3.00
Camp Systems International, Inc.	Aerospace and Defense	Senior Secured Second Lien Term Loan	11/30/2019	10.000%	0.50

Company	Sector	Security Type	Maturity	Interest Rate *	Principal Amount ($’MM)
Checkers Drive-In Restaurants, Inc.	Restaurant & Franchise	Senior Secured Note	12/1/2017	11.000%	$1.50
Clondalkin Acquisitions B.V.	Personal and Nondurable Consumer Products (Manufacturing Only)	Senior Secured Second Lien Term Loan	11/30/2020	10.000%	2.00
Cornerstone Chemical Company	Chemicals	Senior Secured Note	3/15/2018	9.375%	4.50
Deltek, Inc.	Software	Senior Secured Second Lien Term Loan	10/10/2019	10.000%	3.00
Dispensing Dynamics International, Inc.	Personal and Nondurable Consumer Products (Manufacturing Only)	Senior Secured Note	1/1/2018	12.500%	2.20
EarthLink, Inc.	Telecommunications	Senior Secured Note	6/1/2020	7.375%	2.45
Erickson Air-Crane, Inc.	Industrial	Senior Secured Note	5/1/2020	8.250%	1.95
Fifth and Pacific Companies, Inc.	Retail Stores	Senior Secured Note	4/15/2019	10.500%	0.50
Gastar Exploration USA, Inc.	Energy	Senior Secured Note	5/15/2018	8.625%	3.00
Gibson Brands	Personal and Nondurable Consumer Products (Manufacturing Only)	Senior Secured Note	8/1/2018	8.875%	3.00
Great Atlantic & Pacific Tea Company	Grocery	Senior Secured First Lien Term Loan	3/13/2017	11.000%	0.94
Green Field Energy Services, Inc.	Oil and Gas	Senior Secured Note	11/15/2016	13.000%	0.72
Healogics, Inc.	Healthcare, Education, and Childcare	Senior Secured Second Lien Term Loan	2/5/2020	8.000%	1.50
IDQ Holdings, Inc.	Automobile	Senior Secured Note	4/1/2017	11.500%	1.00
Ineos Finance PLC	Chemicals	Senior Secured Note	5/1/2020	7.500%	1.25
Integra Telecom, Inc.	Telecommunications	Senior Secured Second Lien Term Loan	2/22/2020	9.750%	1.62
Interface Security Systems, Inc.	Business Services	Senior Secured Note	1/15/2018	9.250%	3.42
IronGate Energy Services LLC	Energy	Senior Secured Note	7/1/2018	11.000%	3.00
KCG Holdings, Inc.	Business Services	Senior Secured Note	6/15/2018	8.250%	3.00
Keystone Automotive Holdings, Inc.	Automobile	Senior Secured Second Lien Term Loan	8/15/2020	10.750%	5.00
Linc Energy Finance (USA), Inc.	Oil and Gas	Senior Secured Note	10/31/2017	12.500%	1.00
Liquidnet Holdings, Inc.	Business Services	Senior Secured First Lien Term Loan	5/7/2017	9.250%	2.96
Livingston International, Inc.	Business Services	Senior Secured Second Lien Term Loan	4/18/2020	9.000%	2.72
Maxim Crane Works Holdings, Inc.	Industrial	Senior Secured Note	4/15/2015	12.250%	1.50

Company	Sector	Security Type	Maturity	Interest Rate *	Principal Amount ($’MM)
Mohegan Tribal Gaming Authority	Gaming	Senior Secured Note	11/1/2017	11.500%	$1.00
Murray Energy Corp.	Energy	Senior Secured Note	6/15/2021	8.625%	2.10
Prince Minerals Holding Corp.	Mining, Steel, Iron, and Nonprecious Metals	Senior Secured Note	12/15/2019	11.500%	1.20
Reddy Ice Group, Inc.	Beverage, Food, and Tobacco	Senior Secured Second Lien Term Loan	10/1/2019	10.750%	2.00
Satmex Mexicanos, S.A. de C.V.	Telecommunications	Senior Secured Note	5/15/2017	9.500%	1.00
School Specialty, Inc.	Healthcare, Education, and Childcare	Senior Secured First Lien Term Loan	6/11/2019	9.500%	3.00
Securus Technologies, Inc.	Telecommunications	Senior Secured Second Lien Term Loan	4/30/2021	9.000%	2.00
Sesac Holdco II, Inc.	Business Services	Senior Secured Second Lien Term Loan	7/12/2019	8.750%	2.25
Shale-Inland Holdings, Inc.	Energy	Senior Secured Note	11/15/2019	8.750%	1.00
Sizzling Platter, LLC	Restaurant & Franchise	Senior Secured Note	4/15/2016	12.250%	2.06
Sorenson Communications	Communications	Senior Secured First Lien Term Loan	10/31/2014	9.500%	3.00
Tempel Steel Company	Mining, Steel, Iron, and Nonprecious Metals	Senior Secured Note	8/15/2016	12.000%	1.12
True Religion	Retail Stores	Senior Secured Second Lien Term Loan	1/30/2020	11.000%	3.00
US Well Services, LLC	Oil and Gas	Senior Secured Note	2/15/2017	14.500%	2.82
Total					98.16

*	Reflects the current interest rate as of September 16, 2013

Distributions

On September 4, 2013, the Company’s Board of Directors declared a series of semi-monthly distributions for October, November and December 2013 in the amount of $0.03333 per share. These distributions represent an annualized yield of 7.8% based on the Company’s current offering price of $10.20 per share. Stockholders of record as of each respective record date will be entitled to receive the distribution. Below are the details for each respective distribution:

Amount Per Share	Record Date	Payment Date
$0.03333	October 15, 2013	October 31, 2013
$0.03333	October 31, 2013	October 31, 2013
$0.03333	November 15, 2013	November 29, 2013
$0.03333	November 29, 2013	November 29, 2013
$0.03333	December 13, 2013	December 31, 2013
$0.03333	December 31, 2013	December 31, 2013

Total Return Swap

On August 27, 2013, Arbor Funding LLC (“Arbor”), a newly-formed, wholly-owned financing subsidiary of the Company, entered into a total return swap (“TRS”) for senior secured assets with Citibank, N.A. (“Citibank”).

In connection with the foregoing, this supplement revises the disclosure in the Prospectus as follows:

Prospectus Summary

This supplement supplements and amends the section of the Prospectus entitled “Prospectus Summary—Risk Factors” by adding the following summary risk factor immediately after the last bullet point thereof:

•

The total return swap, or TRS, entered into by Arbor Funding LLC, or Arbor, our wholly-owned financing subsidiary exposes us to certain risks, including market risk, liquidity risk and other risks similar to those associated with the use of leverage.

Risk Factors

This supplement supplements and amends the section of the Prospectus entitled “Risk Factors” by adding the following risk factor as the last risk factor under the heading “Risks Related to Our Investments”:

We may enter into total return swap agreements or other derivative transactions which expose us to certain risks, including market risk, liquidity risk and other risks similar to those associated with the use of leverage.

Our wholly-owned, special purpose financing subsidiary, Arbor, has entered into a TRS for a portfolio of senior secured assets with Citibank, N.A., or Citibank. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources—Total Return Swap” for a more detailed discussion of the terms of the TRS between Arbor and Citibank.

A TRS is a contract in which one party agrees to make periodic payments to another party based on the change in the market value of the assets underlying the TRS, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate. A TRS effectively adds leverage to a portfolio by providing investment exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Because of the unique structure of a TRS, a TRS often offers lower financing costs than are offered through more traditional borrowing arrangements.

The TRS with Citibank enables us, through our ownership of Arbor, to obtain the economic benefit of owning the assets subject to the TRS, despite the fact that such assets will not be directly held or otherwise owned by us or Arbor, in return for an interest-type payment to Citibank. Accordingly, the TRS is analogous to us borrowing funds to acquire assets and incurring interest expense to a lender.

The TRS is subject to market risk, liquidity risk and risk of imperfect correlation between the value of the TRS and the assets underlying the TRS. In addition, we may incur certain costs in connection with the TRS that could, in the aggregate, be significant.

A TRS is also subject to the risk that a counterparty will default on its payment obligations thereunder or that we will not be able to meet our obligations to the counterparty. In the case of the TRS with Citibank, Arbor is required to post cash collateral amounts to secure its obligations to Citibank under the TRS. Citibank, however, is not required to collateralize any of its obligations to Arbor under the TRS. Arbor bears the risk of depreciation with respect to the value of the assets underlying the TRS and is required, under the terms of the TRS, to post additional collateral on a dollar-for-dollar basis in the event of depreciation in the value of the underlying assets after such value decreases below a specified amount. The amount of collateral required to be posted by Arbor is determined primarily on the basis of the aggregate value of the underlying assets.

Arbor is required to initially cash collateralize a specified percentage of each asset (generally 25% of the market value of such asset) included under the TRS in accordance with margin requirements described in the TRS Agreement. The limit on the additional collateral that Arbor may be required to post pursuant to the TRS is equal to the difference between the full notional amount of the assets underlying the TRS and the amount of cash collateral already posted by Arbor (determined without consideration of the initial cash collateral posted for each asset included in the TRS). Arbor’s maximum liability under the TRS is the amount of any decline in the aggregate value of the assets subject to the TRS, less the amount of the cash collateral previously posted by Arbor. Therefore, the absolute risk of loss with respect to the TRS is the notional amount of the TRS.

In addition to customary events of default and termination events, the agreements governing the TRS with Citibank, which are collectively referred to herein as the TRS Agreement, contain the following termination events: (a) a failure to satisfy the portfolio criteria for at least 30 days; (b) a failure to post initial cash collateral or additional collateral as required by the TRS Agreement; (c) a default by Arbor or us with respect to indebtedness in an amount equal to or greater than the lesser of $10.0 million and 2% of our net asset value at such time; (d) a merger of Arbor or us meeting certain criteria; (e) either us or Arbor amending its constituent documents to alter our investment strategy in a manner that has or could reasonably be expected to have a material adverse effect; (f) SIC Advisors ceasing to be the investment manager of Arbor or having authority to enter into transactions under the TRS Agreement on behalf of Arbor, and not being replaced by an entity reasonably acceptable to Citibank; (g) SIC Advisors ceasing to be our investment adviser; (h) Arbor failing to comply with its investment strategies or restrictions to the extent such non-compliance has or could reasonably be expected to have a material adverse effect; (i) Arbor becoming liable in respect of any obligation for borrowed money, other than arising under the TRS Agreement; (j) we dissolve or liquidate; (k) there occurs, without the prior consent of Citibank, any material change to or departure from our policies or the policies of Arbor that may not be changed without the vote of our stockholders and that relates to Arbor’s performance of its obligations under the TRS Agreement; and (l) we violate certain provisions of the 1940 Act or our election to be regulated as a BDC is revoked or withdrawn.

In addition to the rights of Citibank to terminate the TRS following an event of default or termination event as described above, Citibank may terminate the TRS on or after the second anniversary of the effective date of the TRS. SIC Advisors may terminate the TRS on behalf of Arbor at any time upon providing 10 days prior notice to Citibank. Any termination by SIC Advisors on behalf of Arbor prior to the second anniversary of the effective date of the TRS will result in payment of an early termination fee to Citibank. Under the terms of the TRS, the early termination fee will equal the present value of the following two cash flows: (a) interest payments at a rate equal to 1.30% based on 70% of the maximum notional amount of $100,000,000, payable from the later of the first anniversary of the effective date of the TRS or the termination date until the second anniversary of the effective date of the TRS and (b) interest payments at a rate equal to 0.15% based on the maximum notional amount of $100,000,000, payable from the later of the first anniversary of the effective date of the TRS or the termination date until the second anniversary of the effective date of the TRS.

Other than during the first 365 days and the last 60 days of the term of the TRS, Arbor is required to pay a minimum usage fee of 1.00% on the amount equal to 85% of the average daily unused portion of the maximum amount permitted under the TRS. Arbor will also pay Citibank customary fees in connection with the establishment and maintenance of the TRS.

Upon any termination of the TRS, Arbor will be required to pay Citibank the amount of any decline in the aggregate value of the assets subject to the TRS or, alternatively, will be entitled to receive the amount of any appreciation in the aggregate value of such assets. In the event that Citibank chooses to exercise its termination rights, it is possible that Arbor will owe more to Citibank or, alternatively, will be entitled to receive less from Citibank than it would have if Arbor controlled the timing of such termination due to the existence of adverse market conditions at the time of such termination.

In addition, because a TRS is a form of synthetic leverage, such arrangements are subject to risks similar to those associated with the use of leverage. See “—Risks Related to Debt Financing” below.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

This supplement supplements and amends the section of the Prospectus entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources” by adding the following immediately after the last paragraph thereof:

Total Return Swap

On August 27, 2013, Arbor entered into a TRS for a portfolio of senior secured assets with Citibank.

The TRS with Citibank enables us, through our ownership of Arbor, to obtain the economic benefit of owning the assets subject to the TRS, without actually owning them, in return for an interest-type payment to Citibank. As such, the TRS is analogous to us borrowing funds to acquire assets and incurring interest expense to a lender.

The obligations of Arbor under the TRS are non-recourse to us and our exposure under the TRS is limited to the value of our investment in Arbor, which generally will equal the value of cash collateral provided by Arbor under the TRS. Pursuant to the terms of the TRS, Arbor may select a portfolio of assets with a maximum aggregate market value (determined at the time each such asset becomes subject to the TRS) of $100,000,000. Arbor is required to initially cash collateralize a specified percentage of each asset (generally 25% of the market value of such asset) included under the TRS in accordance with margin requirements described in the TRS Agreement. Under the terms of the TRS, Arbor has agreed not to draw upon, or post as collateral, such cash collateral in respect of other financings or operating requirements prior to the termination of the TRS. Neither the cash collateral required to be posted with Citibank nor any other assets of Arbor are available to pay our debts.

Pursuant to the terms of the Limited Liability Company Agreement of Arbor, SIC Advisors has been appointed as the designated manager of Arbor. SIC Advisors will act as the investment manager of Arbor under the TRS, including the selection of the specific assets to be included in the portfolio of assets subject to the TRS. Accordingly, the assets selected by Arbor for purposes of the TRS are selected by SIC Advisors in accordance with our investment objectives and strategy to generate current income and, to a lesser extent, long-term capital appreciation as described in the prospectus. In addition, pursuant to the terms of the TRS, Arbor may select any asset or obligation available in the market to be included in the portfolio of assets that meets the obligation criteria set forth in the TRS Agreement.

Each individual asset, and the portfolio of assets taken as a whole, must meet criteria described in the TRS Agreement, including a requirement that substantially all of the assets be rated by Moody’s and S&P and quoted by two or more nationally-recognized pricing services. Under the terms of the TRS, Citibank, as calculation agent, determines whether there has been a failure to satisfy the portfolio criteria in the TRS. If such failure continues for 30 days following the delivery of notice thereof, then Citibank has the right, but not the obligation, to terminate the TRS. In addition, Arbor will receive from Citibank all interest and fees payable in respect of the assets included in the portfolio, and Arbor will pay to Citibank interest at a rate equal to the one-month London Interbank Offered Rate, or LIBOR, + 1.30% per annum. Upon the termination or repayment of any assets subject to the TRS, Arbor will either receive from Citibank the appreciation in the value of such asset or pay to Citibank any depreciation in the value of such asset.

Under the terms of the TRS, Arbor may be required to post additional cash collateral, on a dollar-for-dollar basis, in the event of depreciation in the value of the underlying assets after such value decreases below a specified amount. The limit on the additional collateral that Arbor may be required to post pursuant to the TRS is equal to the difference between the full notional amount of the assets underlying the TRS and the amount of cash collateral already posted by Arbor. The amount of collateral required to be posted by Arbor is determined primarily on the basis of the aggregate value of the underlying assets.

We have no contractual obligation to post any such additional collateral or to make any interest payments to Citibank. We may, but are not obligated to, increase our equity investment in Arbor for the purpose of funding any additional collateral or payment obligations for which Arbor may become obligated during the term of the TRS. If we do not make any such additional investment in Arbor and Arbor fails to meet its obligations under the TRS, then Citibank will have the right to terminate the TRS and seize the cash collateral posted by Arbor under the TRS. In the event of an early termination of the TRS, Arbor would be required to pay an early termination fee.

Citibank may terminate the TRS on or after the second anniversary of the effective date of the TRS. SIC Advisors may terminate the TRS on behalf of Arbor at any time upon providing 10 days prior notice to Citibank. Any termination by SIC Advisors on behalf of Arbor prior to the second anniversary of the effective date of the TRS will result in payment of an early termination fee to Citibank. Under the terms of the TRS, the early termination fee will equal the present value of the following two cash flows: (a) interest payments at a rate equal to 1.30% based on 70% of the maximum notional amount of $100,000,000, payable from the later of the first anniversary of the effective date of the TRS or the termination date until the second anniversary of the effective date of the TRS and (b) interest payments at a rate equal to 0.15% based on the maximum notional amount of $100,000,000, payable from the later of the first anniversary of the effective date of the TRS or the termination date until the second anniversary of the effective date of the TRS.

Other than during the first 365 days and the last 60 days of the term of the TRS, Arbor is required to pay a minimum usage fee of 1.00% on the amount equal to 85% of the average daily unused portion of the maximum amount permitted under the TRS. Arbor will also pay Citibank customary fees in connection with the establishment and maintenance of the TRS.

The value of the TRS is based primarily on the valuation of the underlying portfolio of assets subject to the TRS. Pursuant to the terms of the TRS, on each business day, Citibank will value each underlying asset in good faith on a mark-to-market basis by determining how much Citibank would receive on such date if it sold the asset in the open market. Citibank reports the mark-to-market values of the underlying assets to Arbor. The fair value of the TRS will be reflected as an unrealized gain (loss) on total return swap on our consolidated balance sheets. The change in value of the TRS will be reflected in our consolidated statements of operations as net change in unrealized appreciation (depreciation) on total return swap.

For purposes of the asset coverage ratio test applicable to us as a BDC, we will treat the outstanding notional amount of the TRS, less the initial amount of any cash collateral required to be posted by Arbor under the TRS, as a senior security for the life of that instrument. We may, however, accord different treatment to the TRS in the future in accordance with any applicable new rules or interpretations adopted by the staff of the SEC.

Further, for purposes of Section 55(a) under the 1940 Act, we will treat each asset underlying the TRS as a qualifying asset if the obligor on such asset is an eligible portfolio company and as a non-qualifying asset if the obligor is not an eligible portfolio company. We may, however, accord different treatment to the TRS in the future in accordance with any applicable new rules or interpretations adopted by the staff of the SEC.

This supplement supplements and amends the section of the Prospectus entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies—Valuation of Investments” by adding the following immediately after the last paragraph thereof:

We will value the TRS in accordance with the TRS Agreement. Pursuant to the TRS Agreement, the value of the TRS will be based on the increase or decrease in the value of the assets underlying the TRS, together with accrued interest income, interest expense and certain other expenses incurred under the TRS. The assets underlying the TRS will be valued by Citibank. Citibank will base its valuation on the indicative bid prices provided by an independent third-party pricing service. Bid prices reflect the highest price that market participants may be willing to pay. These valuations will be sent to us for review and testing. Our board of directors will review and approve the value of the TRS, as well as the value of the assets underlying the TRS, on a quarterly basis as part of their quarterly determination of net asset value. To the extent our board of directors has any questions or concerns regarding the valuation of the assets underlying the TRS, such valuation will be discussed or challenged pursuant to the terms of the TRS. For additional disclosures on the TRS, see “—Financial Condition, Liquidity and Capital Resources—Total Return Swap.”

This supplement supplements and amends the section of the Prospectus entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations —Quantitative and Qualitative Disclosures about Market Risk” by replacing the first paragraph thereof with the following:

We are subject to financial market risks, including changes in interest rates. Pursuant to the PBSA, we post a specified amount of collateral, in accordance with the margin requirements described in the agreement, generally between 20% and 50% of the market value of each secured bond investment as determined by Barclays, in exchange for Barclays agreeing to provide financing for some portion of our secured bond investments. In addition, under the terms of the TRS between Arbor and Citibank, Arbor will pay fees to Citibank at a floating rate based on LIBOR in exchange for the right to receive the economic benefit of a portfolio of assets having a maximum notional amount of $100,000,000. We expect any future credit facilities, total return swap agreements or other financing arrangements that we or any of our subsidiaries may enter into will also be based on a floating interest rate. As a result, we are subject to risks relating to changes in market interest rates. In periods of rising interest rates, when we or our subsidiaries have debt outstanding or swap agreements in effect, our cost of funds would increase, which could reduce our net investment income, especially to the extent we hold fixed rate investments.

Determination of Net Asset Value

This supplement supplements and amends the section of the Prospectus entitled “Determination of Net Asset Value” by adding the following immediately prior to the heading “—Determinations in Connection With Offerings”:

We will value the TRS in accordance with the TRS Agreement. Pursuant to the TRS Agreement, the value of the TRS will be based on the increase or decrease in the value of the assets underlying the TRS, together with accrued interest income, interest expense and certain other expenses incurred under the TRS. The assets underlying the TRS will be valued by Citibank. Citibank will base its valuation on the indicative bid prices provided by an independent third-party pricing service. Bid prices reflect the highest price that market participants may be willing to pay. These valuations will be sent to us for review and testing. Our board of directors will review and approve the value of the TRS, as well as the value of the assets underlying the TRS, on a quarterly basis as part of their quarterly determination of net asset value. To the extent our board of directors has any questions or concerns regarding the valuation of the assets underlying the TRS, such valuation will be discussed or challenged pursuant to the terms of the TRS. For additional disclosures on the TRS, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations —Financial Condition, Liquidity and Capital Resources—Total Return Swap.”

Regulation

This supplement supplements and amends the section of the Prospectus entitled “Regulation—Business Development Company Regulation; Qualifying Assets” by adding the following immediately following the last paragraph thereof:

For purposes of Section 55(a) under the 1940 Act, we will treat each asset underlying the TRS as a qualifying asset if the obligor on such asset is an eligible portfolio company and as a non-qualifying asset if the obligor is not an eligible portfolio company. We may, however, accord different treatment to the TRS in the future in accordance with any applicable new rules or interpretations adopted by the staff of the SEC.

This supplement supplements and amends the section of the Prospectus entitled “Regulation—Senior Securities” by adding the following immediately after the first paragraph thereof:

For purposes of the asset coverage ratio test applicable to us as a BDC, we will treat the outstanding notional amount of the TRS, less the initial amount of any cash collateral required to be posted by Arbor under the TRS, as a senior security for the life of that instrument. We may, however, accord different treatment to the TRS in the future in accordance with any applicable new rules or interpretations adopted by the staff of the SEC.